SECOND ADDENDUM TO THE RELATIONSHIP AGREEMENT

between

NET 1 UEPS TECHNOLOGIES, INC

and

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA (PROPRIETARY) LIMITED

and

BORN FREE INVESTMENTS 272 (PROPRIETARY) LIMITED

and

MAZWI YAKO

1	PARTIES

1.1	The Parties to this addendum are –

1.1.1	Net 1 UEPS Technologies, Inc., a Florida corporation;

1.1.2	Net 1 Applied Technologies South Africa (Proprietary) Limited

1.1.3	Born Free Investments 272 (Proprietary) Limited;

1.1.4	Mazwi Yako; and

1.2	The Parties agree as set out below.

2	INTERPRETATION

In this addendum -

2.1	words and expressions defined in the Agreement, shall, unless otherwise indicated by the context, bear the same meaning in the Addendum;

2.2

"Agreement" means the agreement, headed “Relationship Agreement”, entered into between the Parties on or about 9 December 2013, as amended by the addendum thereto, concluded by the Parties on 31 January 2014; and

2.3	"Parties" means the parties to this addendum.

3	VARIATION OF AGREEMENT

The Agreement is hereby amended as follows:

3.1	By substituting the date “15th day of March 2014”, in clause 4.1, with “15th day of April 2014”.

4	SAVINGS CLAUSE

4.1

Save to the extent specifically modified in this Addendum, or unless otherwise agreed in writing between the Parties, all the terms and conditions of the Agreements shall mutatis mutandis continue to apply.

5	COSTS

Each Party will bear and pay its own legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Addendum.

6	SIGNATURE

Signed on behalf of the Parties, each signatory hereto warranting that he/she has due authority to do so.

SIGNED at ROSEBANK on MARCH 14, 2014

For and on behalf of
NET 1 UEPS TECHNOLOGIES, INC.

/s/ Herman Kotzé
Signature
Herman G. Kotzé
Name of Signatory
Chief Financial Officer
Designation of Signatory

SIGNED at ROSEBANK on MARCH 14, 2014

For and on behalf of
NET1 APPLIED TECHNOLOGIES SOUTH
AFRICA (PROPRIETARY) LIMITED

/s/ Herman Kotzé
Signature
Herman G. Kotzé
Name of Signatory
Director
Designation of Signatory

SIGNED at ROSEBANK on MARCH 14, 2014

For and on behalf of
BORN FREE INVESTMENTS 272
(PROPRIETARY) LIMITED

/s/ Mazwi Yako
Signature
Mazwi Yako
Name of Signatory
Director
Designation of Signatory

SIGNED at ROSEBANK on MARCH 14, 2014

For and on behalf of
MAZWI YAKO

/s/ Mazwi Yako
Signature
Mazwi Yako
Name of Signatory

Designation of Signatory